Exhibit 99.1

PMC Reports First Quarter 2014 Results

PMC Investor Relations Website: http://investor.pmcs.com
Q1 2014 earnings announcement call live on Website at 1:30 p.m. PT
Conference call replay number 1 (800) 406-7325; passcode 4679257
Replay available shortly after end of conference call through May 30, 2014

SUNNYVALE, Calif.--(BUSINESS WIRE)--May 1, 2014--PMC-Sierra, Inc. (PMC®) (NASDAQ:PMCS), the semiconductor and software solutions innovator transforming networks that connect, move and store big data, today reported results for the first quarter ended March 29, 2014.

Net revenues in the first quarter of 2014 totaled $126.5 million, a decrease of 0.3 percent compared to $126.9 million in the fourth quarter of 2013, and an increase of 1.0 percent compared to $125.2 million in the first quarter of 2013.

GAAP net loss in the first quarter of 2014 totaled $4.2 million, or $0.02 per share, compared to a GAAP net loss in the fourth quarter of 2014 of $15.7 million, or $0.08 per share.

Non-GAAP net income in the first quarter of 2014 totaled $16.0 million, or $0.08 per diluted share, compared to non-GAAP net income of $19.0 million, or $0.09 per diluted share, in the fourth quarter of 2013.

“2014 is off to a solid start as we continue to build momentum in both our storage and server businesses,” said Greg Lang, PMC president and chief executive officer. “First quarter revenue and non-GAAP EPS came in above the midpoint of our expectations, driven by strong demand for our Flash and OTN products. We are optimistic about the growing interest in our leading-edge product offerings and believe we are well positioned to capture market share in the year ahead.”

Net income on a non-GAAP basis in the first quarter of 2014 excludes the following items: (i) $6.2 million stock-based compensation expense; (ii) $12.3 million amortization of purchased intangible assets, and (iii) $1.7 million of other adjustments as described in the accompanying GAAP to non-GAAP reconciliation table.

For a full reconciliation of each non-GAAP item used herein to the most directly comparable GAAP financial measure, please refer to the schedule included with this release. The Company believes the additional non-GAAP measures are useful to investors for the purpose of financial analysis. Management uses the non-GAAP measures internally to evaluate its in-period operating performance before gains, losses and other charges that are considered by management to be outside of the Company’s core operating results. In addition, the measures are used to plan for the Company’s future periods. However, non-GAAP measures are neither stated in accordance with, nor are they a substitute for, GAAP measures.

FIRST QUARTER 2014 HIGHLIGHTS

The Company announced the following in the first quarter of 2014:

  On March 10, PMC announced the successful interoperability of its DIGI 120G OTN processor and Acacia’s AC100 100G Coherent module, enabling mass deployment of 100G OTN in metro networks, unlocking a 10-fold increase in fiber capacity and eliminating the need for new fiber. Demonstrating interoperability with Acacia’s module is an important step to show that the ecosystem is ready for the 100G transition.
  On March 6, PMC announced its exhibition at CeBIT in Hannover, Germany. PMC held several demonstrations at CeBIT featuring Adaptec by PMC® Series 8 RAID adapters with maxCache™ Plus Tiering Software and 12Gb/s SAS HBA-based Software Defined Storage.
  On February 11, it was announced that PMC’s Adaptec Series 8 card won the Enterprise RAID Card Innovation Award from ZDNet China.
  On January 28, PMC announced it was providing high-density storage connectivity support for the Open Compute Project (OCP). PMC’s 24-port RAID adapter enables the densest Open Rack storage capacity available today. A common scale-out configuration can now support connectivity for 360 drives per rack, a 33 percent increase in capacity.

First Quarter 2014 Conference Call

Management will review the first quarter 2014 results and share its outlook for the second quarter of 2014 during a conference call at 1:30 pm Pacific Time/4:30 pm Eastern Time on May 1, 2014. The conference call webcast will be accessible under the Financial News and Events section at http://investor.pmcs.com. To listen to the conference call live by telephone, dial 1 (877) 941-2069 with passcode 4679257, approximately 10 minutes before the start time. A telephone playback will be available after the completion of the call and can be accessed at 1 (800) 406-7325 using the access code 4679257. A replay of the webcast will be available through May 30, 2014.

Safe Harbor Statement

This release contains forward-looking statements that involve risks and uncertainties. The Company’s SEC filings, including the Company’s most recent reports on Form 10-K and Form 10-Q, describe the risks associated with the Company’s business, including PMC’s limited revenue visibility due to variable customer demands, market segment growth or decline, orders with short delivery lead times, customer concentration, changes in inventory, and other items such as foreign exchange rates and volatility in global financial markets.

About PMC

PMC (NASDAQ:PMCS) is the semiconductor and software solutions innovator transforming networks that connect, move and store big data. Building on a track record of technology leadership, the Company is driving innovation across storage, optical and mobile networks. PMC’s highly integrated solutions increase performance and enable next-generation services to accelerate the network transformation. For more information, visit www.pmcs.com. Follow PMC on Facebook, Twitter, LinkedIn and RSS.

© Copyright PMC-Sierra, Inc. 2014. All rights reserved. Adaptec by PMC, PMC and PMC-SIERRA are registered trademarks of PMC-Sierra, Inc. in the United States and other countries, and PMCS and MaxCache are trademarks of PMC-Sierra, Inc. Other product and company names mentioned herein may be trademarks of their respective owners. PMC is the corporate brand of PMC-Sierra, Inc.

PMC-Sierra, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except for per share amounts)
(unaudited)

	Three Months Ended
	March 29,	December 28,	March 30,
	2014	2013	2013

Net revenues	$126,468	$126,872	$125,161
Cost of revenues	37,564	37,349	37,387
Gross profit	88,904	89,523	87,774

Research and development	50,148	54,009	54,624
Selling, general and administrative	29,340	27,768	28,342
Amortization of purchased intangible assets	12,329	13,547	10,784
Loss from operations	(2,913)	(5,801)	(5,976)

Other income (expense):
Gain (loss) on investment securities and other investments	29	103	(16)
Amortization of debt issue costs	(97)	(50)	-
Foreign exchange gain	532	2,363	1,365
Interest income, net	55	83	264
Loss before provision for income taxes	(2,394)	(3,302)	(4,363)
Provision for income taxes	(1,847)	(12,377)	(4,164)
Net loss	$(4,241)	$(15,679)	$(8,527)

Net loss per common share - basic	$(0.02)	$(0.08)	$(0.04)
Net loss per common share - diluted	$(0.02)	$(0.08)	$(0.04)

Shares used in per share calculation - basic	195,188	201,615	203,307
Shares used in per share calculation - diluted	195,188	201,615	203,307

As a supplement to the Company's condensed consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP"), the Company provides additional non-GAAP measures for cost of revenues, gross profit, gross profit percentage, research and development expense, selling, general and administrative expense, amortization of purchased intangible assets, other income (expense), (provision for) recovery of income taxes, operating expenses, operating income (loss), operating margin percentage, net income (loss), and basic and diluted net income (loss) per share.

A non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.  The Company believes that the additional non-GAAP measures are useful to investors for the purpose of financial analysis.  Management uses these measures internally to evaluate the Company's in-period operating performance before gains, losses and other charges that are considered by management to be outside of the Company's core operating results.  In addition, the measures are used for planning and forecasting of the Company's future periods.  However, non-GAAP measures are not in accordance with, nor are they a substitute for, GAAP measures.  Other companies may use different non-GAAP measures and presentation of results.

PMC-Sierra, Inc.
Adjustments to GAAP Cost of Revenues, Gross Profit, Gross Profit Percentage, Research and Development Expense,
Selling, General and Administrative Expense, Amortization of Purchased Intangible Assets
Other Income (Expense), (Provision for) Recovery of Income Taxes, Operating Expenses, Operating Income (Loss),
Operating Margin Percentage, Net Income (Loss), and Basic and Diluted Net Income (Loss) Per Share
(in thousands, except for per share amounts)
(unaudited)

	Three Months Ended
	March 29,	December 28,	March 30,
	2014 (1)	2013 (2)	2013 (3)

GAAP cost of revenues	$37,564	$37,349	$37,387
Stock-based compensation	(241)	(256)	(245)
Acquisition-related costs	-	(5)	-
Termination recoveries (costs)	9	(171)	-
Non-GAAP cost of revenues	$37,332	$36,917	$37,142

GAAP gross profit	$88,904	$89,523	$87,774
Stock-based compensation	241	256	245
Acquisition-related costs	-	5	-
Termination (recoveries) costs	(9)	171	-
Non-GAAP gross profit	$89,136	$89,955	$88,019

Non-GAAP gross profit %	70.5%	70.9%	70.3%

GAAP research and development expense	$50,148	$54,009	$54,624
Stock-based compensation	(2,647)	(2,854)	(3,304)
Acquisition-related costs	(800)	(1,071)	(273)
Termination recoveries (costs)	58	(2,690)	(392)
Asset impairment	-	(508)	-
Non-GAAP research and development expense	$46,759	$46,886	$50,655

GAAP selling, general and administrative expense	$29,340	$27,768	$28,342
Stock-based compensation	(3,303)	(3,694)	(3,833)
Acquisition-related costs	(61)	(39)	(6)
Lease exit costs	(142)	(48)	-
Termination costs	(3)	(1,282)	(207)
Reversal of accruals	-	1,300	-
Asset impairment	(477)	(639)	-
Other expenses	(58)	-	-
Non-GAAP selling, general and administrative expense	$25,296	$23,366	$24,296

GAAP amortization of purchased intangible assets	$12,329	$13,547	$10,784
Amortization of purchased intangible assets	(12,329)	(13,547)	(10,784)
Non-GAAP amortization of purchased intangible assets	$-	$-	$-

GAAP other income (expense)	$519	$2,499	$1,613
Foreign exchange gain on foreign tax liabilities	(879)	(2,564)	(1,313)
Non-GAAP other income (expense)	$(360)	$(65)	$300

GAAP provision for (recovery of) income taxes	$1,847	$12,377	$4,164
(Provision for) recovery of income tax matters	(1,111)	(11,760)	(4,056)
Non-GAAP provision for (recovery of) income taxes	$736	$617	$108

GAAP operating expenses	$91,817	$95,324	$93,750
Stock-based compensation	(5,950)	(6,548)	(7,137)
Acquisition-related costs	(861)	(1,110)	(279)
Asset impairment	(477)	(1,147)	-
Lease exit costs	(142)	(48)	-
Termination recoveries (costs)	55	(3,972)	(599)
Amortization of purchased intangible assets	(12,329)	(13,547)	(10,784)
Reversal of accruals	-	1,300	-
Other expenses	(58)	-	-
Non-GAAP operating expenses	$72,055	$70,252	$74,951

	March 29,	December 28,	March 30,
	2014	2013	2013

GAAP operating income (loss)	$(2,913)	$(5,801)	$(5,976)
Stock-based compensation	6,191	6,804	7,382
Acquisition-related costs	861	1,115	279
Asset impairment	477	1,147	-
Lease exit costs	142	48	-
Termination (recoveries) costs	(64)	4,143	599
Amortization of purchased intangible assets	12,329	13,547	10,784
Reversal of accruals	-	(1,300)	-
Other expenses	58	-	-
Non-GAAP operating income	$17,081	$19,703	$13,068

Non-GAAP operating margin	14%	16%	10%

GAAP net (loss) income	$(4,241)	$(15,679)	$(8,527)
Stock-based compensation	6,191	6,804	7,382
Acquisition-related costs	861	1,115	279
Termination (recoveries) costs	(64)	4,143	599
Reversal of accruals	-	(1,300)	-
Asset impairment	477	1,147	-
Lease exit costs	142	48	-
Amortization of purchased intangible assets	12,329	13,547	10,784
Other expenses	58	-	-
Foreign exchange gain on foreign tax liabilities	(879)	(2,564)	(1,313)
Provision for (recovery of) income tax matters	1,111	11,760	4,056
Non-GAAP net income	$15,985	$19,021	$13,260

Non-GAAP net income per share - basic	$0.08	$0.09	$0.07
Non-GAAP net income per share - diluted	$0.08	$0.09	$0.06

Shares used to calculate non-GAAP net income per share - basic	195,188	201,615	203,307
Shares used to calculate non-GAAP net income per share - diluted	198,306	203,047	205,475

(1) $6.2 million stock-based compensation expense; $0.9 million acquisition-related costs; $0.1 million recovery of termination costs; $12.3 million amortization of purchased intangible assets; $0.9 million foreign exchange gain on foreign tax liabilities; $0.5 million asset impairment; $0.1 million lease exit costs; $0.1 million other expenses, and $1.1 million provision for income taxes which includes $0.8 million income tax provision related to unrecognized tax benefits, $0.3 million income tax provision related to prepaid tax amortization, $0.4 million tax provision related to certain income tax credits, $0.1 million for adjustments related to prior periods, and $0.5 million deferred income tax benefit related to tax deductible items above.

(2) $6.8 million stock-based compensation expense; $1.1 million acquisition-related costs and deferred tax effects; $4.1 million termination costs; $1.1 million asset impairment; $1.3 million reversal of accrual; $0.1 million lease exit costs; $13.5 million amortization of purchased intangible assets; $2.6 million foreign exchange gain on foreign tax liabilities; and $11.8 million provision for income taxes which includes $1.9 million income tax recovery related to intercompany transactions, $2.9 million income tax recovery for adjustments related to prior periods and changes in estimates, $0.9 million income tax provision related to unrecognized tax benefits, $3.3 million provision related to non-deductible intangible asset amortization, $0.7 million income tax provision related to foreign exchange translation of a foreign subsidiary, $10.4 million deferred tax provision related to changes in assessments for certain income tax credits, and $1.3 million income tax provision related to tax deductible goodwill and other items above.

(3) $7.4 million stock-based compensation expense; $0.3 million acquisition-related costs; $0.6 million termination costs; $10.8 million amortization of purchased intangible assets; $1.3 million foreign exchange gain on foreign tax liabilities; and $4.1 million provision for income taxes which includes $1.8 million tax provision related to intercompany transactions, $2.6 million income tax provision related to unrecognized tax benefits, $0.5 million deferred tax recovery related to non-deductible intangible asset amortization, $0.1 million tax provision for adjustments related to prior periods, and $0.1 million income tax provision related to tax deductible items above.

PMC-Sierra, Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	March 29,	December 28,
	2014	2013
ASSETS:
Current assets:
Cash and cash equivalents	$76,928	$100,038
Short-term investments	15,526	10,894
Cash, cash equivalents and short-term investments	92,454	110,932
Accounts receivable, net	56,646	56,112
Inventories, net	30,210	31,074
Prepaid expenses and other current assets	17,991	19,855
Income tax receivable	3,780	2,640
Prepaid tax expense	5,346	5,695
Deferred tax assets (1)	3,170	43,131
Total current assets	209,597	269,439

Investment securities	100,459	103,391
Investments and other assets	8,939	10,750
Prepaid tax expenses	93	93
Property and equipment, net	38,255	39,149
Goodwill and other intangible assets, net	412,051	425,823
Deferred tax assets (1)	1,255	1,306
	$770,649	$849,951

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
Accounts payable	$18,027	$23,173
Accrued liabilities	54,447	64,257
Credit facility	5,000	30,000
Income taxes payable	2,696	632
Liability for unrecognized tax benefit (1)	19,942	54,127
Deferred income taxes	7	71
Deferred income	5,560	7,481
Total current liabilities	105,679	179,741

Long-term obligations	9,208	11,108
Deferred income taxes	47,529	43,143
Liability for unrecognized tax benefit (1)	18,097	27,947
PMC special shares convertible into 1,019 (2013 - 1,019) shares of common stock	1,188	1,188
Stockholders' equity:
Common stock and additional paid in capital	1,560,907	1,550,385
Accumulated other comprehensive loss	(673)	(526)
Accumulated deficit	(971,286)	(963,035)
Total stockholders' equity	588,948	586,824
	$770,649	$849,951

(1) Effective from the beginning of the first quarter of 2014, the Company adopted Financial Accounting Standards Board's Accounting Standards Update (“ASU”) No. 2013-11, “Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or Tax Credit Carryforward Exists”. Approximately $44 million of deferred tax assets of a foreign subsidiary were derecognized along with the related liability for unrecognized tax benefits as a result of this presentation adoption, with no impact to the Condensed Consolidated Statements of Operations.

PMC-Sierra, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended

	March 29,	December 28,	March 30,
	2014	2013	2013

Cash flows from operating activities:
Net loss	$(4,241)	$(15,679)	$(8,527)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	17,911	19,701	15,732
Stock-based compensation	6,191	6,803	7,382
Unrealized foreign exchange loss (gain), net	2,551	3,855	(1,406)
Net amortization of premiums/discounts and accrued interest of investments	275	227	58
Asset impairments	770	2,966	-
Loss on disposal of property and equipment	-	6	-
(Gain) loss on investment securities and other	(29)	(29)	26
Excess tax benefits from stock option transactions	-	-	(231)

Changes in operating assets and liabilities:
Accounts receivable	(546)	4,407	4,765
Inventories	864	3,485	(2,024)
Prepaid expenses and other current assets	2,375	388	174
Accounts payable and accrued liabilities	(14,301)	3,063	(6,787)
Deferred taxes and income taxes payable	710	4,780	5,258
Deferred income	(1,921)	283	(272)
Net cash provided by operating activities	10,609	34,256	14,148

Cash flows from investing activities:
Purchases of property and equipment	(3,732)	(5,554)	(4,552)
Purchase of intangible assets	(481)	(1,931)	(465)
Redemption of short-term investments	1,800	-	5,946
Disposals of investment securities and other investments	14,064	16,433	20,518
Purchases of investment securities and other investments	(17,790)	(7,723)	(135,318)
Net cash (used in) provided by investing activities	(6,139)	1,225	(113,871)

Cash flows from financing activities:
Proceeds from short-term loan and credit facility	30,000	30,000	-
Repayment of credit facility	(55,000)	-	-
Proceeds from issuance of common stock	9,348	1,771	14,836
Repurchases of common stock	(11,496)	(53,791)	-
Excess tax benefits from stock option transactions	-	-	231
Net cash (used in) provided by financing activities	(27,148)	(22,020)	15,067

Effect of exchange rate changes on cash and cash equivalents	(432)	(442)	(417)
Net (decrease) increase in cash and cash equivalents	(23,110)	13,019	(85,073)
Cash and cash equivalents, beginning of the period	100,038	87,019	169,970
Cash and cash equivalents, end of the period	$76,928	$100,038	$84,897

CONTACT:
PMC-Sierra, Inc.
Hillary Choularton, 1-604-415-6671
hillary.choularton@pmcs.com
Communications Specialist
or
The Blueshirt Group
Suzanne Schmidt, 1-415-217-4962
suzanne@blueshirtgroup.com